Exhibit 10.2

Exhibit A

Equipment list
Receptionist Area

1. Computers Dell Optiplex (4) Server generic (1) Vet Ed tablet Fujitsu Stylistic
2. Selectric IBM Typewriter
3. H/P All in one Printer Office Jet 650
4. HP laserjet 1100
5. Three client chairs
6. Two receptionist chairs
7. Brother Shredder
8. Answering machine AT&T 1739
9. Metal file‐ two drawer
10. Small fish tank
11. AM/FM/CD Radio Casio
12. Two floor mats
13. Food display racks
14. Built‐in cabinets
15. Five built‐in shelves
16. Waste basket
17. Telephone System Nortel Network (9) phones
18. Swingline electronic stapler
19. 3 Com router
20. Miscellaneous office supplies

Treatment Room

21. Two Shoreline wet treatment tubs
22. Built‐ in cabinets and drawers
23. Incubator Armstrong Universal Infant
24. SS cages three Shoreline
25. Desk
26. Drs. Chair
27. Two waste baskets.
28. GX 77o Dental X‐ray wall mounted
29. Two ss cold sterile trays
30. Dental x‐ray viewer wall mount
31. In‐ wall Drug LockerF
32. Five Clippers two corded Oster Andis three battery Oster Andis and Whal
33. Woods light
34. Three Schioetz tonometers Miltex
35. Two optivisors
36. Two tourniquets

37. Isoflorane anesthetic machine Ohmeda
38. Twelve oxygen E tanks one H tank (One H tank leased)
39. Stortz video Camera
40. Emergency light
41. Tattoo tool kit
42. Three Flo‐Guard IVAC Pumps
43. IVAC stand
44. Canon Color Video printer
45. Welch Allen Sigmoid scope light
46. Medical Diagnostic services Cystoscope
47. MDS Focuscope
48. Taskvision Loop
49. Two Laryngeal scopes with four blades
50. Lanier Stomach lavage kit.
51. HP Deskjet printer 5850
52. Dr. chair
53. Stryker Cast saw Two Cast spreaders
54. Three Oto‐scopes Two Ophthalmic heads
55. Three SS sterile Jars
56. Verucca Freeze cryo surgery
57. Three Schioetz Tonometers Miltex
58. Three microchip Readers. (Two AVID one Home again)
59. Finger Bandage Tube gauze kit.
60. Medical Glass Jars with SS lids !10)
61. Vetroson Buffer Scalar Dental ultrasonic cleaner.
62. Pulse OX Nonin 9847V
63. Vet OX 4402L
64. Whal Clippers
65. Oster Clippers Corded A‐2
66. Andis Clippers corded
67. Thirty‐two A‐2 Clipper blades
68. Andis Clippers Cordless.
69. Two Kilo Trip Balance Ohaus
70. RCA radio/CD player
71. Teledyne Big Beam Emergency light.
72. Dog Dental model
73. Cat dental model

Pharmacy Room

1. Fireproof Safe
2. Phone cabinet
3. Desk
4. Lamp
5. Label Printer Dymo 450
6. Waste basket

7. Cabinets
8. Drawers’
9. Small Refrigerator Sanyo
10. Five drawer metal file
11. Roll around wooden drawer
12. Flavor Rx system
13. Microwave Panasonic

Hospital Administrator’s Office

14. Dell Optiplex computer
15. Files
16. Shelving
17. Two metal two drawer files
18. HP printer
19. Desk

Dog Exam Room

1. EKG Electronics for medicine Honeywell
2. Lift table/scale for dogs Shore‐line
3. Two client Chairs
4. X‐Ray viewer in wall American Medical Sales
5. Sink Cabinet
6. Cold Sterile SS tray and instruments
7. Chiropractic actuator
8. Woods Light
9. Schioetz tonometer
10. Waste Basket
11. Small Refrigerator Sanyo
12. Dr. Stool
13. Glass shelving
14. Dogs Knee model
15. Dogs ear model
16. Otoscope and head Welsh Allen

Cat Exam Room

1. Cat dental model
2. Chair Client
3. EKG Burdick EK/5A
4. Shore‐line SS exam table/ scale
5. X‐Ray viewer In wall Shore‐line
6. Woods light
7. SS instrument tray cold sterile with instruments
8. Schioetz Tonometer

9. Waste basket
10. Glass shelving
11. Dr. Stool
12. Blood Pressure monitor Ultrasonic Doppler Model 811‐B Parks Medical Electronics

Laboratory

1. Clothes Washer/ Dryer
2. Waste Basket
3. Chair
4. A/O Medical Microscope
5. Cabinets Drawers
6. Idexx Centrifuge
7. Clinaseal Centrifuge
8. Select‐a‐fuge Centrifuge.
9. Abaxis Vet Scan Rocker, VS2 Hmt HmII
10. Small Refrigerator Sanyo
11. Two drawer metal file
12. Motorola two way radios. Three with charger
13. West Bend Timer
14. H/P Deskjet Printer 5650
15. Two Clothes hampers.
16. Hemocytometer Four hand counters
17. Three Refractometers Schuco
18. Ss tray Cold sterile
19. Two hand pipettes
20. First Aid Kit.

Surgery Room and Supplies

1. Overhead dual surgery light Castel
2. Over head single surgery light Castel
3. In wall dual X‐Ray viewer Picker
4. Isoflorane Ohio
5. Isoflorane Ohmeda (2)
6. Roll‐a round plastic tray table Lakeside
7. Suction Everest Jennings
8. Luxar Laser 12 Watt with smoke evacuator
9. Ekg Electronics for Medicine
10. Blood pressure / ECG/ Pulse OX Vetspecs VSM 8
11. iM3 Dental Center HS drill with compressor.
12. Two SS mayo stands
13. Two SS surgery tables hydraulic Shore‐line
14. SS gurney on wheels Shore‐line
15. SS waste bucket on wheels
16. Ohio Ventilator

17. Castle Roll‐a‐round surgical lamp
18. Stortz video camera
19. Olympus lamp/suction for endoscopy
20. LSP lamp/ suction for endoscopy
21. Magnavox VCR TV monitor for Endoscopy
22. Spirometer ECG printer
23. Portable emergency search light.
24. Mk‐20 Beta Surg Electro cautery
25. SS V positioned

Surgical Preparation

1. Glass Pass through
2. Auto clave Tuttnauer 2340M
3. Ultrasonic cleaner Branson
4. Scrub sink
5. Instruments: Cat Spay (3), Dog spay(2), eye packs (2) Bone Pack, Knee surgery pack,
Bone drill Battery, main pack, gowns (10), towel pack
6. GIF Tube placement kit
7. Endoscopic Olympus
8. Bronchoscope Olympus
9. Bronchoscope Stortz
10. Isoflorane Ohmeda‐Ohio
11. Orthopedic instruments (none for plating: wires and external fixation)
12. Two water bath warmers Gormar Rupt

Grooming Area

1. Refrigerator
2. Freezer
3. Hydro surge bather
4. Three food racks
5. Step stool
6. Bath tub
7. Radio
8. Fan

Dog Boarding Area #1

1. Three Cage Dryers 20 AMP
2. Six dog runs Mason
3. Ten SS cages With two metal dividers. Shore‐line

Isolation Area

1. Two Dog Runs Mason

Dog Boarding Area #2

1. Four Dog Runs Mason

Dog Boarding Area #3

1. Six Dog Runs Mason
2. Six SS cages Shore‐line
3. Nine employee steel lockers
4. Two Cage Dryers
5. Pressure Washer Karcher
6. Roll‐a‐round dolly
7. Ekg Electronics for Medicine

Cat Boarding Area

1. Four Cat Cages
2. Two cat climbers
3. Four chairs
4. Waste basket

X-Ray Room

1. Bennett Autotech
2. Roll‐a‐round dental cabinet Summit Hill
3. Three Pair Lead gloves
4. Four Wolf lead aprons
5. One lead thyroid protector
6. Ultrasound Ultramark 7
7. Two 4film X‐Ray viewers Picker and Maxant
8. Dental Dark Box
9. Carr Film Storage
10. Fourteen assorted size film cassettes
11. Desk and shelves built in.
12. X‐Ray Film processor Konica QX‐60A